Putnam Sustainable Leaders Fund
The fund's portfolio
3/31/20 (Unaudited)

COMMON STOCKS (96.9%)(a)
	Shares	Value
Airlines (0.7%)
JetBlue Airways Corp.(NON)	3,051,400	$27,310,030

		27,310,030
Banks (3.2%)
Bank of America Corp.	4,282,300	90,913,229
First Republic Bank	465,900	38,334,252

		129,247,481
Beverages (1.1%)
Heineken NV (Netherlands)	529,175	44,290,911

		44,290,911
Biotechnology (3.4%)
Amgen, Inc.	382,800	77,605,044
Vertex Pharmaceuticals, Inc.(NON)	244,300	58,131,185

		135,736,229
Building products (0.9%)
Johnson Controls International PLC	1,407,600	37,948,896

		37,948,896
Capital markets (2.5%)
BlackRock, Inc.	231,100	101,677,067

		101,677,067
Chemicals (5.4%)
Ecolab, Inc.	288,300	44,925,789
Koninklijke DSM NV (Netherlands)	574,949	65,333,830
Linde PLC	410,900	71,085,700
Novozymes A/S Class B (Denmark)	851,129	38,810,851

		220,156,170
Commercial services and supplies (0.9%)
GFL Environmental, Inc. (Canada)(NON)(S)	2,411,871	36,298,659
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	52	43
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private) (Germany)(NON)(F)(RES)	22	18

		36,298,720
Consumer finance (0.1%)
Oportun Financial Corp.(NON)	382,927	4,039,880

		4,039,880
Containers and packaging (1.5%)
Ball Corp.	959,500	62,041,270

		62,041,270
Electric utilities (2.2%)
NextEra Energy, Inc.	224,800	54,091,376
Orsted A/S (Denmark)	343,258	33,709,645

		87,801,021
Food and staples retail (2.3%)
Walmart, Inc.	834,900	94,861,338

		94,861,338
Food products (1.9%)
Barry Callebaut AG (Switzerland)	19,806	39,824,257
McCormick & Co., Inc. (non-voting shares)	259,800	36,686,358

		76,510,615
Health-care equipment and supplies (6.3%)
Baxter International, Inc.	597,200	48,486,668
Becton Dickinson and Co.	170,437	39,161,309
Cooper Cos., Inc. (The)	196,600	54,196,722
Danaher Corp.	826,100	114,340,501

		256,185,200
Hotels, restaurants, and leisure (3.3%)
Chipotle Mexican Grill, Inc.(NON)	93,300	61,055,520
Hilton Worldwide Holdings, Inc.(S)	635,036	43,334,857
Vail Resorts, Inc.	186,700	27,577,457

		131,967,834
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	104	86

		86
Household products (0.7%)
Clorox Co. (The)(S)	170,200	29,487,150

		29,487,150
Independent power and renewable electricity producers (2.2%)
AES Corp.	6,573,700	89,402,320

		89,402,320
Industrial conglomerates (2.8%)
Honeywell International, Inc.	448,953	60,065,422
Roper Technologies, Inc.	173,500	54,099,035

		114,164,457
Insurance (2.6%)
AXA SA (France)	3,525,410	61,049,209
Prudential PLC (United Kingdom)	3,359,799	42,887,946

		103,937,155
Interactive media and services (3.0%)
Alphabet, Inc. Class A(NON)	36,900	42,875,955
Alphabet, Inc. Class C(NON)	68,860	80,071,097

		122,947,052
Internet and direct marketing retail (4.7%)
Amazon.com, Inc.(NON)	89,377	174,260,124
Etsy, Inc.(NON)	474,755	18,249,582

		192,509,706
IT Services (8.4%)
Accenture PLC Class A	240,300	39,231,378
Fidelity National Information Services, Inc.	842,000	102,420,880
Okta, Inc.(NON)(S)	393,030	48,051,848
Visa, Inc. Class A(S)	940,000	151,452,800

		341,156,906
Leisure products (1.2%)
Hasbro, Inc.	696,141	49,808,889

		49,808,889
Life sciences tools and services (2.3%)
Thermo Fisher Scientific, Inc.	330,500	93,729,800

		93,729,800
Multi-utilities (0.6%)
Ameren Corp.	357,900	26,065,857

		26,065,857
Multiline retail (1.2%)
Target Corp.	541,300	50,324,661

		50,324,661
Personal products (2.1%)
Unilever NV (Netherlands)	1,707,961	84,151,200

		84,151,200
Pharmaceuticals (2.0%)
Merck & Co., Inc.	1,060,900	81,625,646

		81,625,646
Road and rail (1.3%)
Union Pacific Corp.	358,800	50,605,152

		50,605,152
Semiconductors and semiconductor equipment (3.7%)
ASML Holding NV (Netherlands)	186,300	48,743,532
First Solar Inc.(NON)	427,107	15,401,478
NXP Semiconductors NV	427,500	35,452,575
Texas Instruments, Inc.	482,000	48,166,260

		147,763,845
Software (14.9%)
Adobe, Inc.(NON)	349,800	111,320,352
DocuSign, Inc.(NON)	555,400	51,318,960
Microsoft Corp.	2,095,000	330,402,450
Salesforce.com, Inc.(NON)	554,500	79,836,910
Talend SA ADR(NON)	1,292,750	28,996,383

		601,875,055
Specialty retail (1.5%)
Home Depot, Inc. (The)	320,700	59,877,897

		59,877,897
Technology hardware, storage, and peripherals (5.3%)
Apple, Inc.	841,032	213,866,027

		213,866,027
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A(S)	2,304,342	28,642,968

		28,642,968

Total common stocks (cost $3,089,407,365)		$3,928,014,491

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.25%, 7/31/21(i)	$239,000	$246,404
2.25%, 4/30/21(i)	10,000	10,317
2.125%, 1/31/21(i)	128,000	130,671
1.625%, 9/30/26(i)	386,000	412,538
1.625%, 4/30/23(i)	632,000	661,281

Total U.S. treasury obligations (cost $1,461,211)		$1,461,211

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	55,497	$—

Total warrants (cost $—)				$—

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (6.4%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.54%(AFF)	Shares	135,372,465	$135,372,465
Putnam Short Term Investment Fund 0.92%(AFF)	Shares	121,882,867	121,882,867
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.32%(P)	Shares	710,000	710,000
U.S. Treasury Bills 0.595%, 4/7/20		$313,000	312,997
U.S. Treasury Bills 1.632%, 4/16/20		270,000	269,992
U.S. Treasury Bills 1.614%, 4/9/20		666,000	665,987
U.S. Treasury Bills 1.526%, 4/23/20		340,000	339,993
U.S. Treasury Bills 0.502%, 5/5/20		1,184,000	1,183,929
U.S. Treasury Bills 0.467%, 4/28/20		298,000	297,992

Total short-term investments (cost $261,034,922)			$261,036,222
TOTAL INVESTMENTS

Total investments (cost $3,362,354,736)			$4,190,511,924

	FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $109,315,753) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/17/20	$14,620,094	$15,194,078	$573,984
	Barclays Bank PLC
		British Pound	Buy	6/17/20	3,122,945	2,949,011	173,934
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/17/20	52,533,639	53,154,908	621,269
	State Street Bank and Trust Co.
		Euro	Buy	6/17/20	1,271,246	486,629	784,617
	UBS AG
		Euro	Sell	6/17/20	37,147,730	37,531,127	383,397

	Unrealized appreciation						2,537,201

	Unrealized (depreciation)						—

	Total						$2,537,201
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,054,148,306.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $147, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$154,042,280	$806,614,459	$825,284,274	$324,204	$135,372,465
	Putnam Short Term Investment Fund**	210,401,383	953,416,603	1,041,935,119	2,022,957	121,882,867

	Total Short-term investments	$364,443,663	$1,760,031,062	$1,867,219,393	$2,347,161	$257,255,332
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $135,372,465, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $129,793,056.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $259,000 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$122,947,052	$—	$—
Consumer discretionary	513,131,945	—	86
Consumer staples	161,034,846	168,266,368	—
Financials	234,964,438	103,937,155	—
Health care	567,276,875	—	—
Industrials	266,327,194	—	61
Information technology	1,304,661,833	—	—
Materials	178,052,759	104,144,681	—
Utilities	169,559,553	33,709,645	—

Total common stocks	3,517,956,495	410,057,849	147
Convertible preferred stocks	—	—	—
U.S. treasury obligations	—	1,461,211	—
Warrants	—	—	—
Short-term investments	122,592,867	138,443,355	—

Totals by level	$3,640,549,362	$549,962,415	$147
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,537,201	$—

Totals by level	$—	$2,537,201	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$208,800,000
Warrants (number of warrants)	79,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com